Income Taxes	12 Months Ended
Jan. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
4.	INCOME TAXES

The Company adopted the provisions of ASC 740, “Income Taxes, (“ASC 740”). As a result of the implementation of ASC 740, the Company recognized no adjustment in the net liability for unrecognized income tax benefits. The Company believes there are no potential uncertain tax positions, and all tax returns are correct as filed. Should the Company recognize a liability for uncertain tax positions, the Company will separately recognize the liability for uncertain tax positions on its balance sheet. Included in any liability or uncertain tax positions, the Company will also setup a liability for interest and penalties. The Company’s policy is to recognize interest and penalties related to uncertain tax positions as a component of the current provision for income taxes.

There is no U.S. tax provision due to losses from U.S. operations for the years ended January 31, 2021 and 2020. Deferred income taxes are provided for the temporary differences between the financial reporting and tax basis of the Company’s assets and liabilities. The principal item giving rise to deferred taxes is the net operating loss carryforward in the U.S. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has set up a valuation allowance for losses for certain carryforwards that it believes may not be realized.

The provision for income taxes consists of the following:

Years Ended January 31,
	2021	2020
Current
Federal	$-	$-
Foreign	-	-

Deferred
Federal	-	-
Foreign	-	-
	$-	$-

A reconciliation of taxes on income computed at the federal statutory rate to amounts provided is as follows:

	Years Ended January 31,
	2021	2020
Book income (loss) from operations	$(615,894)	$(580,992)
Common stock issued for services	421,024	52,931
Impairment expense	-	-
Unused operating losses	194,870	528,061
Income tax expense	$-	$-

As of January 31, 2021, the Company recorded a deferred tax asset associated with a net operating loss (“NOL”) carryforward of approximately $5,300,000 that was fully offset by a valuation allowance due to the determination that it was more likely than not that the Company would be unable to utilize those benefits in the foreseeable future. The Company’s NOL expires in 2038. The valuation allowance increased by approximately $810,000 during the year ended January 31, 2021. On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) significantly revised U.S. corporate income tax law by, among other things, reducing the corporate rate from 34% to 21%. Because the Company recognizes a valuation allowance for the entire balance, there is no net impact to the Company’s balance sheet or results of operations.

The types of temporary differences between tax basis of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liability and deferred tax asset and their approximate tax effects are as follows:

	January 31,
	2021	2020
Net operating loss carryforwards (expire through 2038)	$(1,106,339)	$(698,308)
Stock issued for services	(844,520)	(436,904)
Intangible impairment expense	(525,000)	(525,000)
Valuation allowance	2,475,859	1,660,212
Net deferred taxes	$-	$-